UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 8, 2024

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street 16-079

New York, NY 10004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAUD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On April 8, 2024, Collective Audience, Inc. (the “Company”) and DSL Digital LLC (“DSL Digital”) issued a joint press release announcing the non-binding letter of intent for the Company’s acquisition of DSL Digital (the “Acquisition”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statement

This Current Report includes “forward-looking statements” within the meaning of the safe harbor for forward-looking statements provided by Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 including, without limitation, statements related to the parties’ ability to consummate the Acquisition, including the ability of both companies to secure all required regulatory, third-party approvals for the proposed Acquisition; the anticipated timing to close the Acquisition; the anticipated financial performance of the Company and DSL Digital both before and after the proposed Acquisition; and the anticipated benefits of the proposed Acquisition, including synergies to the Company’s business following the proposed Acquisition. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report. Each of these forward-looking statements involves risks and uncertainties. Important factors that could cause actual results to differ materially from those discussed or implied in the forward-looking statements are disclosed in the Company’s securities and exchange commission filings. All forward-looking statements are expressly qualified in their entirety by such factors. The companies do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
99.1	Press Release, dated April 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2024	COLLECTIVE AUDIENCE, INC.

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

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